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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2004
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                                  FANSTEEL INC.
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             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                       1-8676                    36-1058780
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Organization)                                       Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
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                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 30, 2004, Fansteel Inc. (the "Company") entered into an asset purchase agreement (the "Purchase Agreement") with Whitesell Corporation
("Whitesell") for the sale by the Company of substantially all of the assets
(including, but not limited to, machinery and equipment, raw material items, work-in-process items, finished goods items, receivables, machinery and equipment contracts, customer contracts and supplier contracts, but excluding real estate, fixtures and certain other assets) of the division of the Company known as "Washington Manufacturing" (the "Washington Division") to Whitesell, a
customer of the Washington Division, for consideration consisting of a combination of (i) cash (in the initial amount of approximately $2.0 million, subject to post-closing adjustment) and (ii) the assumption by Whitesell of certain liabilities of the Washington Division (in the initial amount of approximately $1.0 million, determined in accordance with U.S. generally accepted accounting principles consistently applied, subject to post-closing adjustment) (collectively, the "Washington Sale").

On December 31, 2004, the consummation of the Washington Sale occurred.

The description of the Washington Sale set forth herein is qualified in its entirety by reference to the provisions of the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On January 24, 2004, the Company and Wellman Dynamics Corporation ("Wellman"),
as borrowers, entered into a Loan and Security Agreement (the "Loan Agreement")
with Congress Financial Corporation ("Congress"), as lender, under which the consent of Congress was required for the Company to enter into an agreement for the sale of the assets of the Washington Division in a transaction of the type contemplated by the Purchase Agreement and the Company granted to Congress security interests in certain of its assets, including the assets specified in the Purchase Agreement to be sold by the Company to Whitesell thereunder.

On December 30, 2004, the Company, Wellman and Congress entered into the Consent
Under Loan and Security Agreement dated as of such date (the "Consent
Agreement"), pursuant to which Congress, for purposes of the Loan Agreement, consented to the Company's entry into the Purchase Agreement and agreed to release its security interest in the assets specified in the Purchase Agreement to be sold by the Company to Whitesell thereunder, subject to the satisfaction of certain conditions precedent, including, without limitation, that all of the cash proceeds to the Company of the Washington Sale (net of certain transaction expenses and payments to secured claim holders) be applied to the payment of outstanding indebtedness under the Loan Agreement.

On December 31, 2004, as contemplated by the Consent Agreement, approximately
$1.75 million of the cash proceeds to the Company of the Washington Sale were applied by the Company to the repayment of outstanding indebtedness under the
Loan Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.     Description
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99.1            Asset Purchase Agreement dated as of December 30, 2004, by and between Fansteel Inc and Whitesell Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FANSTEEL INC.
                                               (Registrant)

Date: January 5, 2005                          By: /s/ Gary L. Tessitore
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                                                   Gary L. Tessitore
                                                   Chairman, President and Chief
                                                     Executive Officer

Date: January 5, 2005                          By: /s/ R. Michael McEntee
      ---------------                              -----------------------------
                                                   R. Michael McEntee
                                                   Vice President and Chief
                                                     Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Asset Purchase Agreement dated as of December 30, 2004, by and between Fansteel Inc and Whitesell Corporation.

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